Oppenheimer commodity strategy total return fund

Supplement dated April 16, 2012 to the

Prospectus and Statement of Additional Information dated March 30, 2011

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Commodity Strategy Total Return Fund (the "Fund"), each dated March 30, 2011 and is in addition to any other supplement.

1. The section titled “Portfolio Managers,” on page 5 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Robert Baker, CFA, has been a Vice President and portfolio manager of the Fund since May 2007. Carol Wolf has been a Vice President and portfolio manager of the Fund since December 2008.

2. The section titled “Portfolio Managers,” on page 12 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Robert Baker, CFA, and Carol Wolf, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Baker has been a portfolio manager and Vice President of the Fund since May 2007. Ms.Wolf has been a portfolio manager and Vice President of the Fund since December 2008.

     Mr. Baker has been a Vice President of the Manager since May 2007. He was an Assistant Vice President and Senior Research Analyst of the Manager from January 2004 to May 2007 and an Analyst of the Manager from February 2001 to December 2003. Mr. Baker is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     Ms. Wolf has been a Senior Vice President of the Manager since September 2000 and of HarbourView Asset Management Corporation since June 2003. She was a Vice President of the Manager from June 1990 through June 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

3. The Statement of Additional Information is amended to reflect that Kevin Baum will no longer serve as Vice President and portfolio manager of the Fund. All references to Mr. Baum contained within the Statement of Additional Information are hereby removed.

April 16, 2012

SP0735.038